EXHIBIT 32.0

SECTION 1350 CERTIFICATION OF THE
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Each of Robert T. Strong, President and Chief Executive Officer and John J. Augustine, Chief Financial Officer of Quaint Oak Bancorp, Inc. (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
The Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2011 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2012	By:	/s/Robert T. Strong
Robert T. Strong
President and Chief Executive Officer

Date: March 27, 2012	By:	/s/John J. Augustine
John J. Augustine
Chief Financial Officer

Note:
A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Quaint Oak Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.